                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number  811-4670

                         GLOBAL/INTERNATIONAL FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                      345 Park Avenue, New York, NY 10154
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       04/30/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Global Discovery Fund

Semiannual Report to Shareholders

April 30, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund is subject to US and foreign stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuations, political and economic changes and market risks. Additionally, stocks of small-sized companies involve greater risk as they often have limited product lines, markets, or financial resources and may be sensitive to erratic and abrupt market movements more so than securities of larger, more-established companies. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary April 30, 2005

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on April 16, 1998 are derived from the historical performance of Class S shares of the Scudder Global Discovery Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/05
Scudder Global Discovery Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	11.46%	17.30%	13.38%	.36%	11.66%
Class B	11.04%	16.43%	12.49%	-.45%	10.74%
Class C	10.99%	16.41%	12.51%	-.41%	10.78%
S&P/Citigroup World Equity EMI+	8.20%	15.23%	13.30%	6.72%	9.38%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 4/30/05	$ 33.36	$ 31.39	$ 31.50
10/31/04	$ 29.93	$ 28.27	$ 28.38
Class A Lipper Rankings — Global Small/Mid-Cap Growth Funds Category as of 4/30/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	7	of	36	19
3-Year	8	of	30	26
5-Year	6	of	17	34

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Global Discovery Fund — Class A [] S&P/Citigroup World Equity EMI+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/05
Scudder Global Discovery Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,055	$13,736	$9,596	$28,385
	Average annual total return	10.55%	11.16%	-.82%	11.00%
Class B	Growth of $10,000	$11,343	$14,036	$9,686	$27,726
	Average annual total return	13.43%	11.96%	-.64%	10.74%
Class C	Growth of $10,000	$11,641	$14,241	$9,795	$27,846
	Average annual total return	16.41%	12.51%	-.41%	10.78%
S&P/Citigroup World Equity EMI+	Growth of $10,000	$11,523	$14,543	$13,841	$24,513
	Average annual total return	15.23%	13.30%	6.72%	9.38%

The growth of $10,000 is cumulative.

+ The S&P/Citigroup World Equity Extended Market Index (Citigroup World Equity EMI, formerly the Salomon Smith Barney World Equity Extended Market Index) is an unmanaged index of small-capitalization stocks within 22 countries around the globe. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class AARP reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP for the periods prior to its inception on March 1, 2001 are derived from historical performance of Class S shares of the Scudder Global Discovery Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 4/30/05
Scudder Global Discovery Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class S	11.66%	17.59%	13.67%	.65%	11.97%
Class AARP	11.63%	17.55%	13.67%	.66%	11.98%
S&P/Citigroup World Equity EMI+	8.20%	15.23%	13.30%	6.72%	9.38%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value
	Class AARP	Class S
Net Asset Value: 4/30/05	$ 34.07	$ 34.07
10/31/04	$ 30.56	$ 30.55
Distribution Information: Six Months: Income dividends as of 4/30/05	$ .032	$ .032

Growth of an Assumed $10,000 Investment
[] Scudder Global Discovery Fund — Class S [] S&P/Citigroup World Equity EMI+

Yearly periods ended April 30
Comparative Results as of 4/30/05
Scudder Global Discovery Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$11,759	$14,686	$10,331	$30,986
	Average annual total return	17.59%	13.67%	.65%	11.97%
Class AARP	Growth of $10,000	$11,755	$14,686	$10,335	$30,999
	Average annual total return	17.55%	13.67%	.66%	11.98%
S&P/Citigroup World Equity EMI+	Growth of $10,000	$11,523	$14,543	$13,841	$24,513
	Average annual total return	15.23%	13.30%	6.72%	9.38%

The growth of $10,000 is cumulative.

+ The S&P/Citigroup World Equity Extended Market Index (Citigroup World Equity EMI, formerly the Salomon Smith Barney World Equity Extended Market Index) is an unmanaged index of small-capitalization stocks within 22 countries around the globe. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S Lipper Rankings — Global Small/Mid-Cap Growth Funds Category as of 4/30/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	5	of	36	14
3-Year	5	of	30	17
5-Year	5	of	17	28
10-Year	1	of	7	13

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, C and AARP of the Fund limited these expenses; had they not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended April 30, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2005
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 11/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/05	$ 1,114.60	$ 1,110.40	$ 1,109.90	$ 1,116.30	$ 1,116.60
Expenses Paid per $1,000*	$ 9.07	$ 13.03	$ 13.08	$ 7.87	$ 7.45
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 11/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/05	$ 1,016.22	$ 1,012.45	$ 1,012.40	$ 1,017.36	$ 1,017.75
Expenses Paid per $1,000*	$ 8.65	$ 12.42	$ 12.47	$ 7.50	$ 7.10

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S
Scudder Global Discovery Fund	1.73%	2.49%	2.50%	1.50%	1.42%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Joseph Axtell discusses Scudder Global Discovery Fund's strategy and the market environment for the six-month period ended April 30, 2005.

Q:  How did the global stock markets perform during the past six months?

A:  Stocks performed well even though market sentiment eroded as the period progressed. The strongest returns came in November and December, when steady global growth, robust corporate earnings results, weaker oil prices and optimism about 2005 lifted markets worldwide. However, the new year brought a fresh set of concerns as signs of rising inflation sparked fears that the US Federal Reserve Board (the Fed) will have to increase interest rates at a faster-than-expected pace. Evidence also emerged that the world economy had begun to slow, causing investors to become more risk-averse. The result was that small caps underperformed large caps in the United States following six years of outperformance. Value stocks continued to outperform growth stocks, but to a lesser extent than had been the case throughout 2000 to 2004. Another noteworthy shift in the market environment was the fact that the dollar, which lost value in relation to major foreign currencies from 2002 to 2004, began to rally in the second half of the period. Given that the fund is overweight in foreign currencies versus the dollar, this was a net negative for performance.1

1 Since the foreign stocks owned by mutual funds usually are denominated in local currencies, the appreciation of those currencies versus the dollar raises the value of the equity investment, while depreciation will reduce the value of the investment.

An "overweight" is a weighting in a stock, industry, or country that is greater than the weighting in the benchmark. An "underweight" is a weighting less than the weight in the benchmark.

Q:  How did the fund perform in relation to its benchmark?

A:  Despite the headwinds provided by the outperformance of value stocks, the rising dollar and the underperformance of US small caps, the fund outpaced both its benchmark and its competition. The total return of the fund's Class A shares for the six months ended April 30, 2005 was 11.46%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 7 for complete performance information.) In comparison, the return of the fund's benchmark, the S&P/Citigroup World Equity Extended Market Index, was 8.20%, and the median return of the 36 funds in the fund's Lipper peer group, Global Small/Mid-Cap Growth Funds, was 6.75%. The fund's oldest share class, its Class S shares, was the top performing fund in the category for the period. Over the one, three and five-year periods, the Class S shares finished in the top 14th, 17th and 28th percentiles, respectively, and it is the top fund out of seven in the category during the 10-year period.2

2 The Lipper Global Small/Mid-Cap category consists of funds that invest at least 75% of their equity assets in companies both inside and outside the US with market capitalizations less than the 500th largest company in the S&P/Citigroup World Broad Market Index. It is not possible to invest directly in a Lipper Category.

Naturally, past performance is no guarantee of future results. However, in our view, the fund's strong track record is the result of our bottom-up stock-picking process to build a portfolio of what we believe are the 80 to 100 best investment ideas in the global small-cap asset class. We will continue to employ our disciplined, research-oriented approach as we seek to continue adding value for shareholders.

Q:  What factors helped fund performance?

A:  Stock selection was strong across the board, as our stock picks outperformed in eight of the 10 industry sectors in the benchmark. We did particularly well within financials, information technology (IT) and health care, which in total make up approximately 40% of the benchmark and 53% of the portfolio. We will discuss each in turn.

Financials: Our outperformance was strongest in this group, where the total return of the fund's holdings was more than double the return of the stocks in the benchmark. The largest driver of performance was our position in Anglo Irish Bank Corp. PLC, which in its most recent fiscal year reported a 47% earnings increase on loan growth of 37%. The company was helped by both the strong Irish economy and its market-share gains in the UK.3 In addition, it entered its new fiscal year with record "work in process" — in other words, loans that have been authorized but not yet disbursed — and we view this as a positive indicator of future earnings growth for the company.

3 Market share is a company's sales divided by the total sales in a particular industry. For example, a company with $20 million of sales in a $100 million industry has a market share of 20%.

Deutsche Boerse AG, located in Germany, was the second-best performer within financials. The shares of this highly cash-generative operator of European financial exchanges began to rise when shareholders opposed the company's proposal to acquire the London Stock Exchange. Following the withdrawal of the attempted bid, the company elected to return Euro 1.5 billion (amounting to nearly one-quarter of its total market capitalization) to shareholders via dividends and stock buybacks. This decision was applauded by the markets, and the stock rallied accordingly.

Matsui Securities Co., Ltd., of Japan, also was a top performer. Japanese retail investors have increased their participation in the local equity market, and this helped the on-line broker increase its profits by 31% during the fiscal year ended March 2004.

Information Technology: Tech stocks generally performed poorly during the semiannual period, producing a negative return and underperforming the broader market by a wide margin. Despite our overweight exposure to technology in this potentially difficult environment, our focus on individual stock selection proved valuable, as our stock picks outperformed the tech stocks in the Citigroup index by approximately 11 percentage points. Performance was helped by positions in Asian and European technology companies as well as more defensive IT service companies with visible, recurring revenues fixed by long-term contracts.4 Correspondingly, we were underweight in companies that tend to be more economically sensitive and/or sentiment-driven, such as semiconductors (computer chips).

4 Defensive stocks are those that tend to do well when the broader economic and market environment is challenging, since they are in a business (such as food or drugs) that tends to be more "all-weather."

The fund's top performer was Kingboard Chemical Holdings, Ltd., a Chinese company whose shares trade in Hong Kong. Kingboard makes the laminates used to produce the printed circuit boards that are components in virtually all electronic equipment, and it has therefore benefited as global technology companies outsource an increasing amount of their production to Asia. The company improved its market position by acquiring a leading customer and competitor, Elec & Eltek, and this too was reflected in the strong performance of its stock price. THQ, Inc., a maker of video game software, also rose strongly behind outstanding fourth-quarter earnings results. In part because of its contracts with content owners such as Pixar and Nickelodeon, the company has been a top performer in the video-game industry.

Health Care: Our positioning in this sector was helpful in two ways. First, we held an overweight in the group, which outperformed the broader market due to the rotation into more defensive investments. Second, our stock selection was strong. Caremark Rx, Inc., a prescription-benefits manager, performed well as corporations continue to look to such companies for ways to rein in their health care costs. Stada Arzneimittel AG, a German manufacturer of generic pharmaceuticals, was the second-largest contributor. Stada's stock weakened in the summer months of 2004 due to a price war initiated by a competitor. The price war ended, and the company emerged with its market share intact. We remain optimistic on the prospects for Stada, whose recent purchase of a Russian branded-drug company provides it with an entrance into that fast-growing market. Thoratec Corp., which had hurt fund performance in the past, became a contributor during the past half year after beating its first-quarter earnings estimates. Its vascular products continue to gain traction in the market, and we believe the company can continue to prosper due to its attractive pipeline of new products.

Q:  What elements of the fund's positioning detracted from performance?

A:  Although our stock selection was strong virtually across the board, there were two notable detractors.

Harman International Industries, Inc.: Harman, the leading manufacturer of automobile infotainment systems, declined sharply in March following the release of an analyst report that cited growing competition in the auto portion of its business. Given that Harman had a relatively high P/E ratio following two years of delivering 50%-plus earnings growth and consistently beating earnings estimates, this report sparked a protracted decline that took the stock from near $132 in November to the high $70s by the close of the reporting period. We are maintaining a position in Harman — a top contributor to performance in 2004 — despite its recent underperformance. The company continues to demonstrate strong growth, and we believe the market is misreading the competitive environment. Additionally, the company has a solid backlog of orders for 2007 and beyond. We remain confident in Harman's long-term outlook, particularly at these lower-valuation levels.

The First Marblehead Corp.: This company, which securitizes and services loans for college tuition expenses, reported strong earnings on the last day of the quarter. However, the company's volume growth — while high on an absolute basis at 30% — came in below some investors' expectations. The stock was punished as a result, losing more than 20% of its value on the final day of the fund's reporting period. As is the case with Harman, we remain confident in First Marblehead's long-term prospects despite the recent decline in its stock price. College tuition is rising much faster than personal income, making private tuition loans the fastest-growing credit segment in the United States. We believe First Marblehead is well-positioned to take advantage of this trend through its strong market positioning and established relationships with the major banks doing business in this area. We expect that the company's results in the second half — the time when demand for tuition loans is the highest — will demonstrate that the recent decline in the stock has been unfounded.

Q:  What are some notable elements of the fund's positioning

A:  Geographically, the fund is significantly overweight in the European markets. We like European stocks for several reasons. First, we are finding more stocks in Europe with attractive valuations.5 We believe the region's growth stocks, in particular, are much cheaper than US growth stocks. Second, small caps are under-researched in Europe, and given our global platform of research analysts, we believe we have an advantage in discovering small-growth companies with high potential. Finally, European interest rates are low and stable while US interest rates are being guided higher by the US Federal Reserve.

5 "Valuation" refers to the price investors pay for a given security. An asset can be undervalued, meaning that it trades for less than its true worth, or overvalued, which means that it trades at a more expensive price than its underlying worth.

In market-capitalization terms, the fund has more of a mid-cap focus than it did a year ago, as its average market cap has risen from $2.8 billion more than a year ago to $3.6 billion. We believe that higher-quality stocks should outperform lower-quality stocks in an environment of rising interest rates and low earnings growth. Finally, we have reduced the portfolio's exposure to high-growth, high-risk names in favor of what we believe are more reasonably valued growth names.

Q:  Small caps have outperformed the broader market for almost six years now. Do you think this trend can continue?

A:  It is possible that small caps' outperformance has run its course given that we have already seen stocks in the group begin to trail their large-cap peers within the US market. However, it is important to note that when investors buy this fund, they are not buying a small-cap index fund that will perform in line with the average small-cap stock. Rather, this fund has the flexibility to invest in a broad range of market caps — from micro to small to mid — in order to find growth or avoid risk. Additionally, the fund has geographic flexibility and can invest anywhere in the world where we can find what we believe are the best companies, the best growth environment or the best valuations. In other words, we can range up and down the market-cap scale and search the globe to find high-quality growth companies for the fund. Ideally, the strong fundamentals of the companies we own will allow Scudder Global Discovery Fund to deliver outperformance even if the environment for the broader small-cap group becomes more challenging.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2005

Geographical Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	4/30/05	10/31/04

Europe	39%	40%
US	36%	36%
Pacific Basin	9%	8%
Japan	7%	7%
United Kingdom	5%	5%
Latin America	2%	2%
Other	2%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	4/30/05	10/31/04

Financials	25%	24%
Consumer Discretionary	19%	21%
Information Technology	16%	16%
Industrials	15%	15%
Health Care	12%	13%
Materials	4%	3%
Utilities	3%	2%
Energy	3%	3%
Consumer Staples	2%	2%
Telecommunication Services	1%	1%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings as of April 30, 2005 (21.6% of Net Assets)
1. Anglo Irish Bank Corp., PLC Provider of financial services for business and private sectors	Ireland	4.4%
2. Legg Mason, Inc. Provider of various financial services	United States	2.5%
3. Fresenius Medical Care AG Manufacturer that distributes equipment and products for dialysis patients	Germany	2.4%
4. Allegheny Energy, Inc. Provider of electric and gas power	United States	2.0%
5. Zions Bancorp. Provider of commercial banking services	United States	1.8%
6. Nidec Corp. Manufactures DC and AC motors for electronic devices	Japan	1.8%
7. Advance Auto Parts, Inc. Retailer of auto parts	United States	1.8%
8. Puma AG Designs and manufactures sporting goods and apparel	Germany	1.7%
9. Deutsche Boerse AG Provider of financial services	Germany	1.6%
10. Autoroutes du Sud de la France Developer and operator of toll roads	France	1.6%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2005 (Unaudited)

	Shares	Value ($)

Common Stocks 98.8%
Australia 1.8%
Macquarie Bank Ltd.	185,504	6,670,511
QBE Insurance Group Ltd. (d)	309,432	3,623,323
(Cost $3,859,937)		10,293,834
Austria 0.4%
Wienerberger AG	48,700	2,059,558
(Cost $1,546,916)
Brazil 1.7%
Aracruz Celulose SA "B" (ADR) (d)	180,600	5,544,420
Empresa Brasiliera de Aeronautica SA (Preferred) (ADR)	142,412	4,107,162
(Cost $7,910,568)		9,651,582
Canada 2.1%
ING Canada, Inc.	132,900	3,512,878
OPTI Canada, Inc.*	103,600	1,988,349
ZENON Environmental, Inc.*	350,600	6,035,124
(Cost $10,658,943)		11,536,351
Denmark 0.9%
GN Store Nord AS (GN Great Nordic) (Cost $4,861,909)	481,700	5,039,334
France 3.7%
Autoroutes du Sud de la France (d)	171,080	8,851,413
Flamel Technologies SA (ADR)* (d)	278,800	4,460,800
JC Decaux SA*	282,320	7,452,684
(Cost $12,355,567)		20,764,897
Germany 11.6%
AWD Holding AG (d)	186,207	7,513,446
Deutsche Boerse AG (d)	117,078	8,854,385
Fresenius Medical Care AG (d)	166,208	13,343,589
Hypo Real Estate Holdings AG*	184,696	7,669,887
Puma AG	40,778	9,385,062
Rational AG (d)	28,792	3,270,873
Stada Arzneimittel AG (d)	220,650	6,937,502
United Internet AG	118,474	3,175,542
Wincor Nixdorf AG	59,352	4,794,883
(Cost $40,386,720)		64,945,169
Greece 6.3%
Alpha Bank AE	172,120	5,554,154
Coca-Cola Hellenic Bottling Co. SA	231,400	6,250,276
Dryships, Inc.*	271,200	4,303,944
Germanos SA	149,700	4,684,513
Greek Organization of Football Prognostics	107,000	2,800,563
Piraeus Bank SA	425,800	7,181,481
Titan Cement Co.	145,800	4,615,168
(Cost $27,825,448)		35,390,099
Hong Kong 3.1%
Kingboard Chemical Holdings Ltd.	2,598,400	7,723,416
Midland Realty Holdings Ltd.	5,153,200	3,240,010
Wing Hang Bank Ltd.	1,000,000	6,333,679
(Cost $10,726,798)		17,297,105
India 0.4%
Mahindra & Mahindra Ltd. (Cost $2,556,376)	229,800	2,342,264
Ireland 7.3%
Anglo Irish Bank Corp. PLC	2,106,956	24,321,533
ICON PLC (ADR)*	68,800	2,286,609
Irish Continental Group PLC*	166,455	2,045,636
Jurys Doyle Hotel Group PLC	536,135	8,460,126
Ryanair Holdings PLC*	472,000	3,447,291
(Cost $10,624,932)		40,561,195
Japan 6.7%
AEON Credit Services Co., Ltd. (d)	74,700	4,936,581
AEON Mall Co., Ltd. (d)	156,000	5,834,388
JAFCO Co., Ltd. (d)	51,100	2,947,054
Matsui Securities Co., Ltd. (d)	104,000	1,411,917
Matsui Securities Co., Ltd.* (d)	212,600	2,869,137
Nidec Corp.	85,100	9,991,676
Park24 Co., Ltd. (d)	214,000	4,265,431
Sumitomo Realty & Development Co., Ltd.	441,000	5,035,537
(Cost $27,612,286)		37,291,721
Korea 0.9%
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	162,900	2,961,649
Korea Information Service, Inc.	90,600	1,931,345
(Cost $4,884,775)		4,892,994
Netherlands 4.0%
Chicago Bridge & Iron Co., NV (New York Shares)	247,600	5,541,288
IHC Caland NV	125,631	8,166,191
Vedior NV (d)	561,683	8,637,637
(Cost $14,734,700)		22,345,116
Norway 0.7%
Tandberg ASA (d) (Cost $1,770,809)	357,300	3,645,572
Russia 1.0%
Mobile Telesystems (ADR) (Cost $1,140,310)	160,800	5,402,880
Spain 0.6%
Amadeus Global Travel Distribution SA "A" (Cost $1,932,252)	350,400	3,272,221
Sweden 1.8%
Brostrom AB "B" (d)	192,800	3,029,988
Eniro AB	464,000	5,275,188
Micronic Laser Systems AB* (d)	153,500	1,506,268
(Cost $7,410,627)		9,811,444
Switzerland 0.8%
Advanced Digital Broadcast Holdings SA (ADB Group)*	56,900	2,427,657
Micronas Semiconductor Holdings AG (Foreign Registered)*	61,272	2,221,328
(Cost $5,000,785)		4,648,985
Taiwan 2.2%
Compal Electronics, Inc.	4,300,805	4,014,794
Siliconware Precision Industries Co.	5,904,800	5,174,647
Yang Ming Marine Transport	2,910,000	2,886,234
(Cost $13,298,268)		12,075,675
Thailand 0.7%
Bangkok Bank PCL (Foreign Registered) (Cost $3,594,442)	1,439,800	3,917,963
United Kingdom 4.6%
Aegis Group PLC	2,737,049	5,036,816
ARM Holdings PLC	1,693,897	3,115,138
Group 4 Securicor PLC* (d)	1,049,060	2,596,571
John Wood Group PLC	733,978	2,080,946
Misys PLC	682,731	2,654,194
Taylor Nelson Sofres PLC	1,334,968	5,610,593
Viridian Group PLC	339,545	4,764,224
(Cost $30,285,320)		25,858,482
United States 35.5%
Advance Auto Parts, Inc.*	186,600	9,955,110
Advanced Medical Optics, Inc.* (d)	119,000	4,400,620
Aeropostale, Inc.*	98,300	2,745,519
Affiliated Computer Services, Inc. "A"*	76,900	3,665,823
Allegheny Energy, Inc.* (d)	463,700	11,332,828
Applied Micro Circuits Corp.*	543,200	1,450,344
Caremark Rx, Inc.*	121,100	4,850,055
Carter's, Inc.*	117,500	4,432,100
Celgene Corp.*	190,700	7,229,437
Diebold, Inc.	141,500	6,844,355
Fiserv, Inc.*	207,014	8,756,692
Foundation Coal Holdings, Inc.	127,700	2,981,795
FTI Consulting, Inc.*	199,350	4,401,648
Gentex Corp. (d)	118,400	3,843,264
GTECH Holdings Corp.	321,400	7,864,658
Harman International Industries, Inc.	85,400	6,710,732
Harris Interactive, Inc.*	362,400	1,507,584
Invitrogen Corp.*	89,300	6,543,011
Joy Global, Inc.	118,800	4,023,756
Kenneth Cole Productions, Inc. "A"	99,800	2,992,004
Lam Research Corp.*	110,200	2,826,630
LECG Corp.*	143,900	2,983,047
Legg Mason, Inc. (d)	196,365	13,914,424
Mercury Interactive Corp.* (d)	112,700	4,657,891
New York & Co., Inc.*	304,100	5,832,638
P.F. Chang's China Bistro, Inc.* (d)	108,300	6,012,816
Par Pharmaceutical Companies, Inc.*	126,400	3,795,792
Prospect Partners LP*	3	78,100
Rowan Companies, Inc.	100,300	2,660,959
Spinnaker Exploration Co.	69,100	2,211,891
Symbol Technologies, Inc.*	273,975	3,663,046
Telik, Inc.*	202,800	3,285,360
The First Marblehead Corp.*	174,700	6,731,191
Thoratec Corp.* (d)	269,100	3,484,845
THQ, Inc.*	278,900	7,033,858
Ultra Petroleum Corp.*	125,900	6,355,432
Waters Corp.*	148,300	5,877,129
Zions Bancorp.	145,700	10,203,370
(Cost $154,214,166)		198,139,754
Total Common Stocks (Cost $399,192,853)		551,184,195

Warrants 0.0%
Hong Kong
Kingboard Chemical Holdings Ltd.* (Cost $2,060)	222,670	185,673

Securities Lending Collateral 21.7%
United States
Scudder Daily Assets Fund Institutional, 2.94% (c)(e) (Cost $120,867,610)	120,867,610	120,867,610

Cash Equivalents 1.8%
United States
Scudder Cash Management QP Trust, 2.81% (b) (Cost $10,321,434)	10,321,434	10,321,434
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $530,383,957) (a)	122.3	682,558,912
Other Assets and Liabilities, Net	(22.3)	(124,454,245)
Net Assets	100.0	558,104,667

* Non-income producing security.

(a) The cost for federal income tax purposes was $532,443,936. At April 30, 2005, net unrealized appreciation for all securities based on tax cost was $150,114,976. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $175,527,044 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $25,412,068.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven day yield at period end.

(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2005 amounted to $116,240,412, which is 20.8% of total net assets.

(e) Represents collateral held in connection with securities lending.

ADR: American Depositary Receipts

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $399,194,913) — including $116,240,412 of securities loaned	$ 551,369,868
Investment in Scudder Daily Assets Fund Institutional (cost $120,867,610)*	120,867,610
Investment in Scudder Cash Management QP Trust (cost $10,321,434)	10,321,434
Total investments in securities, at value (cost $530,383,957)	682,558,912
Foreign currency, at value (cost $559,622)	557,339
Receivable for investments sold	4,447,460
Dividends receivable	1,127,754
Interest receivable	21,119
Receivable for Fund shares sold	339,673
Foreign taxes recoverable	1,751
Other assets	73,062
Total assets	689,127,070
Liabilities
Payable for investments purchased	4,855,397
Payable for Fund shares redeemed	4,327,058
Payable upon return of securities loaned	120,867,610
Accrued management fee	517,575
Other accrued expenses and payables	454,763
Total liabilities	131,022,403
Net assets, at value	$ 558,104,667
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(2,723,366)
Net unrealized appreciation (depreciation) on: Investments	152,174,955
Foreign currency related transactions	(2,452)
Accumulated net realized gain (loss)	(15,648,376)
Paid-in capital	424,303,906
Net assets, at value	$ 558,104,667

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2005 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($141,619,855 ÷ 4,245,155 shares of capital stock outstanding, $.01 par value, 40,000,000 shares authorized)	$ 33.36
Maximum offering price per share (100 ÷ 94.25 of $33.36)	$ 35.40

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($42,371,537 ÷ 1,350,028 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 31.39

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($23,818,078 ÷ 756,057 shares of capital stock outstanding, $.01 par value, 10,000,000 shares authorized)

$ 31.50
Class AARP Net Asset Value, offering and redemption price(a) per share ($6,816,641 ÷ 200,105, shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 34.07
Class S Net Asset Value, offering and redemption price(a) per share ($343,478,556 ÷ 10,081,557 shares of capital stock outstanding, $.01 par value, 30,000,000 shares authorized)	$ 34.07

(a) Redemption price per shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2005 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $240,703)	$ 2,980,620
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	224,327
Interest — Scudder Cash Management QP Trust	141,240
Total Income	3,346,187
Expenses: Management fee	3,124,621
Services to shareholders	757,936
Custodian and accounting fees	262,680
Distribution service fees	520,900
Auditing	38,169
Legal	9,660
Directors' fees and expenses	6,457
Reports to shareholders	45,377
Registration fees	12,794
Other	7,502
Total expenses, before expense reductions	4,786,096
Expense reductions	(130,105)
Total expenses, after expense reductions	4,655,991
Net investment income (loss)	(1,309,804)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	43,136,145
Foreign currency related transactions	(19,862)
43,116,283
Net unrealized appreciation (depreciation) during the period on: Investments	16,193,284
Foreign currency related transactions	(6,836)
16,186,448
Net gain (loss) on investment transactions	59,302,731
Net increase (decrease) in net assets resulting from operations	$ 57,992,927

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2005 (Unaudited)	Year Ended October 31, 2004
Operations: Net investment income (loss)	$ (1,309,804)	$ (1,238,827)
Net realized gain (loss) on investment transactions	43,116,283	44,831,804
Net unrealized appreciation (depreciation) during the period on investment transactions	16,186,448	28,754,113
Net increase (decrease) in net assets resulting from operations	57,992,927	72,347,090
Distributions to shareholders from: Net investment income:
Class AARP	(5,425)	—
Class S	(322,621)	—
Fund share transactions: Proceeds from shares sold	81,750,442	169,046,705
Reinvestment of distributions	292,287	—
Cost of shares redeemed	(82,564,750)	(204,198,225)
Redemption fees	1,800	—
Net increase (decrease) in net assets from Fund share transactions	(520,221)	(35,151,520)
Increase (decrease) in net assets	57,144,660	37,195,570
Net assets at beginning of period	500,960,007	463,764,437
Net assets at end of period (including accumulated distributions in excess of net investment income and accumulated net investment loss of $2,723,366 and $1,085,516, respectively)	$ 558,104,667	$ 500,960,007

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 29.93	$ 25.80	$ 17.77	$ 21.15	$ 34.70	$ 28.05
Income (loss) from investment operations: Net investment income (loss)[b]	(.09)	(.08)	(.09)	(.13)	(.20)	(.39)
Net realized and unrealized gain (loss) on investment transactions	3.52	4.21	8.12	(3.25)	(10.94)	9.42
Total from investment operations	3.43	4.13	8.03	(3.38)	(11.14)	9.03
Less distributions from: Net realized gains on investment transactions	—	—	—	—	(2.41)	(2.38)
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 33.36	$ 29.93	$ 25.80	$ 17.77	$ 21.15	$ 34.70
Total Return (%)[c]	11.46d**	16.01[d]	45.19	(15.98)	(34.16)[d]	32.63[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	142	120	102	71	100	153
Ratio of expenses before expense reductions (%)	1.80*	1.84	1.72	1.75	2.10[e]	2.09[f]
Ratio of expenses after expense reductions (%)	1.73*	1.74	1.72	1.75	1.89[e]	1.99[f]
Ratio of net investment income (loss) (%)	(.55)*	(.31)	(.41)	(.62)	(.74)	(1.06)
Portfolio turnover rate (%)	33*	26	35	49	59	86

[a] For the six months ended April 30, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.05% and 1.84%, respectively.

f The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.08% and 1.99%, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended October 31,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 28.27	$ 24.55	$ 17.06	$ 20.46	$ 33.93	$ 27.69
Income (loss) from investment operations: Net investment income (loss)[b]	(.20)	(.28)	(.23)	(.28)	(.43)	(.68)
Net realized and unrealized gain (loss) on investment transactions	3.32	4.00	7.72	(3.12)	(10.63)	9.30
Total from investment operations	3.12	3.72	7.49	(3.40)	(11.06)	8.62
Less distributions from: Net realized gains on investment transactions	—	—	—	—	(2.41)	(2.38)
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 31.39	$ 28.27	$ 24.55	$ 17.06	$ 20.46	$ 33.93
Total Return (%)[c]	11.04d**	15.15[d]	43.90	(16.62)	(34.74)[d]	31.51[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	42	43	50	42	60	108
Ratio of expenses before expense reductions (%)	2.75*	2.67	2.55	2.55	2.82[e]	2.96[f]
Ratio of expenses after expense reductions (%)	2.49*	2.50	2.55	2.55	2.78[e]	2.83[f]
Ratio of net investment income (loss) (%)	(1.31)*	(1.07)	(1.24)	(1.42)	(1.63)	(1.90)
Portfolio turnover rate (%)	33*	26	35	49	59	86

[a] For the six months ended April 30, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.72% and 2.68%, respectively.

f The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.95% and 2.83%, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended October 31,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 28.38	$ 24.64	$ 17.11	$ 20.52	$ 34.00	$ 27.71
Income (loss) from investment operations: Net investment income (loss)[b]	(.20)	(.28)	(.23)	(.28)	(.40)	(.68)
Net realized and unrealized gain (loss) on investment transactions	3.32	4.02	7.76	(3.13)	(10.67)	9.35
Total from investment operations	3.12	3.74	7.53	(3.41)	(11.07)	8.67
Less distributions from: Net realized gains on investment transactions	—	—	—	—	(2.41)	(2.38)
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 31.50	$ 28.38	$ 24.64	$ 17.11	$ 20.52	$ 34.00
Total Return (%)[c]	10.99d**	15.18[d]	44.01	(16.62)	(34.69)[d]	31.73[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	23	22	16	20	29
Ratio of expenses before expense reductions (%)	2.64*	2.62	2.52	2.53	2.82[e]	2.91[f]
Ratio of expenses after expense reductions (%)	2.50*	2.49	2.52	2.53	2.68[e]	2.80[f]
Ratio of net investment income (loss) (%)	(1.32)*	(1.06)	(1.21)	(1.40)	(1.55)	(1.89)
Portfolio turnover rate (%)	33*	26	35	49	59	86

[a] For the six months ended April 30, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.74% and 2.60%, respectively.

[f] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.90% and 2.80%, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP
Years Ended October 31,	2005[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 30.56	$ 26.27	$ 18.05	$ 21.42	$ 28.44
Income (loss) from investment operations: Net investment income (loss)[c]	(.06)	(.02)	(.05)	(.07)	(.02)
Net realized and unrealized gain (loss) on investment transactions	3.60	4.31	8.27	(3.30)	(7.00)
Total from investment operations	3.54	4.29	8.22	(3.37)	(7.02)
Less distributions from: Net investment income	(.03)	—	—	—	—
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 34.07	$ 30.56	$ 26.27	$ 18.05	$ 21.42
Total Return (%)	11.63d**	16.33[d]	45.54[d]	(15.73)	(24.68)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	5	2.390		.335
Ratio of expenses before expense reductions (%)	1.54*	1.58	1.48	1.48	1.48*
Ratio of expenses after expense reductions (%)	1.50*	1.47	1.47	1.48	1.48*
Ratio of net investment income (loss) (%)	(.32)*	(.04)	(.16)	(.35)	(.09)*
Portfolio turnover rate (%)	33*	26	35	49	59

[a] For the six months ended April 30, 2005 (Unaudited).

[b] For the period from March 1, 2001 (commencement of operations of Class AARP shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S
Years Ended October 31,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 30.55	$ 26.26	$ 18.05	$ 21.42	$ 35.01	$ 28.17
Income (loss) from investment operations: Net investment income (loss)[b]	(.05)	(.02)	(.04)	(.08)	(.11)	(.21)
Net realized and unrealized gain (loss) on investment transactions	3.60	4.31	8.25	(3.29)	(11.06)	9.43
Total from investment operations	3.55	4.29	8.21	(3.37)	(11.17)	9.22
Less distributions from: Net investment income	(.03)	—	—	—	(.01)	—
Net realized gains on investment transactions	—	—	—	—	(2.41)	(2.38)
Total distributions	(.03)	—	—	—	(2.42)	(2.38)
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 34.07	$ 30.55	$ 26.26	$ 18.05	$ 21.42	$ 35.01
Total Return (%)	11.66**	16.34	45.48	(15.73)	(33.94)	33.25
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	343	309	289	234	328	574
Ratio of expenses before expense reductions (%)	1.42*	1.48	1.48	1.48	1.51	1.53[d]
Ratio of expenses after expense reductions (%)	1.42*	1.48	1.48	1.48	1.51	1.52[d]
Ratio of net investment income (loss) (%)	(.24)*	(.05)	(.17)	(.35)	(.37)	(.59)
Portfolio turnover rate (%)	33*	26	35	49	59	86

[a] For the six months ended April 30, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.52% and 1.52%, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Global Discovery Fund (the "Fund") is a diversified series of Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At October 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $58,000,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009 ($12,200,000), October 31, 2010 ($42,100,000) and October 31, 2011 ($3,700,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund, if any, is distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that Fund. Other Corporation expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $92,481,126 and $93,259,009, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annualized rate of 1.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Effective October 1, 2003 through February 28, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees and organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service agent and dividend-paying agent for Class A, B, and C shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, shareholder service agent and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement between SISC and SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC and SSC, not by the Fund. For the six months ended April 30, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2005
Class A	$ 219,496	$ 50,824	$ 30,202
Class B	107,414	56,665	—
Class C	47,096	17,885	1,426
Class AARP	8,282	1,069	—
Class S	220,270	—	109,093
	$ 602,558	$ 126,443	$ 140,721

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended April 30, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $128,499, of which $43,401 is unpaid at April 30, 2005.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2005
Class B	$ 169,344	$ 20,143
Class C	95,491	14,808
	$ 264,835	$ 34,951

In addition SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2005	Annualized Effective Rate
Class A	$ 169,317	$ 27,731.23%
Class B	54,990	—	.24%
Class C	31,758	4,898.25%
	$ 256,065	$ 32,629

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2005, aggregated $11,883.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2005, the CDSC for Class B and C shares aggregated $60,516 and $1,275, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2005, SDI received none.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

Insurance Brokerage Commissions. The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has reimbursed the Fund for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $135 and $138, respectively.

D. Expense Reductions

For the six months ended April 30, 2005, the Advisor agreed to reimburse the Fund $3,662, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share  in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2005		Year Ended October 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,324,659	$ 44,362,807	1,654,654	$ 46,603,038
Class B	136,270	4,345,921	303,282	8,080,719
Class C	102,405	3,257,462	238,236	6,375,353
Class AARP	90,921	3,126,264	194,323	5,594,974
Class S	772,998	26,657,988	3,658,318	102,392,621
		$ 81,750,442		$ 169,046,705
Shares issued to shareholders in reinvestment of distributions
Class AARP	146	$ 4,988	—	$ —
Class S	8,383	287,299	—	—
		$ 292,287		$ —
Shares redeemed
Class A	(1,101,604)	$ (37,334,546)	(1,571,247)	$ (44,153,159)
Class B	(322,119)	(10,206,953)	(798,086)	(21,293,409)
Class C	(169,513)	(5,447,086)	(312,489)	(8,361,398)
Class AARP	(46,909)	(1,608,897)	(101,227)	(2,915,854)
Class S	(814,331)	(27,967,268)	(4,530,381)	(127,474,405)
		$ (82,564,750)		$ (204,198,225)
Redemption fees		$ 1,800		$ —
Net increase (decrease)
Class A	223,055	$ 7,028,552	83,407	$ 2,449,879
Class B	(185,849)	(5,861,020)	(494,804)	(13,212,690)
Class C	(67,108)	(2,189,561)	(74,253)	(1,986,045)
Class AARP	44,158	1,522,396	93,096	2,679,120
Class S	(32,950)	(1,020,588)	(872,063)	(25,081,784)
		$ (520,221)		$ (35,151,520)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	KGDAX	KGDBX	KGDCX
CUSIP Number	378947-600	378947-709	378947-808
Fund Number	083	283	383

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SGDPX	SGSCX
Fund Number	210	010
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. With respect to accounts that are jointly held, an opt-out request received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

For all other classes:
Scudder Investments, Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

September 2004

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Global Discovery Fund, a series of
                                    Global/International Fund, Inc.

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 30, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Global Discovery Fund, a series of
                                    Global/International Fund, Inc.

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 30, 2005

By:                                 /s/ Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               June 30, 2005